Fourth Quarter and Year End 2020 Earnings Call February 25, 2021

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Annual Report on Form 10-K is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning ofSection 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to the uncertain financial impact of COVID-19, our capital resources and liquidity, our expected cash flows and liquidity, continuing waivers of financial covenants related to our bank credit facilities and private placement notes, the performance of our customers, including AMC and Regal, our expected cash collections, expected use of proceeds from dispositions and our results of operations and financial condition. The estimates presented herein are based on the Company's current expectations and, given the current economic uncertainty, there can be no assurances that the Company will be able to continue to comply with other applicable covenants under its debt agreements, which could materially impact actual performance. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward- looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS 3 This information is as of the date indicated and, to our knowledge, was timely and accurate when presented. We are under no obligation to update or remove outdated information other than as required by applicable law or regulation.

4 PORTFOLIO UPDATE

5 PORTFOLIO OVERVIEW Education Portfolio 75 Properties; 12 Operators Occupancy at 100% * See investor supplemental for the applicable period for definitions and calculations of this Non-GAAP measure Experiential Portfolio 281 Properties; 43 Operators Occupancy at 93.8% $5.9B Total Investments 3 Properties under Development Total Portfolio Snapshot ~$6.5B Total Investments* Occupancy at 94.2% 356 Properties Q4 Investment Spending $22.8M Create Memorable Experiences in Safe Environments

6 2021 Reopening – 60% of theatres are open as of Feb 22 • With vaccine rollout, major releases will accelerate in the back half of 2021 Demonstrated Demand – as evidenced by international box office, consumers return to the theater when perceived as safe and there is new content • China: over Lunar New Year, Detective Chinatown 3 outpaced Avengers: Endgame for highest grossing opening weekend Importance of Theatre Release to Studios – studios are committed to the exhibition economic model • Studios are pushing major titles to ensure theatrical releases • Not releasing to PVOD as theatrical exhibition is preferred distribution PORTFOLIO REOPENING Theatres

7 PORTFOLIO REOPENING Reopening – 94% of non-theatre properties are open Other Experiential and Education

8 ASSET MANAGEMENT Capital Recycling Total disposition proceeds were $224M • Sold 6 private schools and 4 early childhood education centers for $201M with an unlevered IRR of 13% • Sold 4 experiential properties and 2 land parcels for $23M Took possession of all 7 transitional AMC properties and 1 Goodrich property • 1 sold for industrial use • In active negotiations to sell 5 (anticipate various uses) • Partnering with experienced operator to operate 2 locations Collections and Deferral Agreements Cash collections continue to improve with reopenings • Q4 collections were 46% of pre-COVID contractual cash revenue compared to Q3 at 43% and Q2 at 29% • January collections were 66%; February collections are currently 64% Deferral agreements • Have addressed 95% of pre-COVID contractual cash revenue; granted approx. 5% of permanent rent and interest reductions

9 FINANCIAL REVIEW

1 0 (In millions except per-share data) * See investor supplementals for the applicable periods for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance* Quarter ended December 31, 2020(1) 2019(2) $ Change % Change Total Revenue (Continuing Ops) $93.4 $170.3 ($76.9) (45%) Net (Loss) Income – Common (26.0) 30.3 (56.3) (186%) FFO as adj. – Common* 13.1 99.7 (86.6) (87%) AFFO – Common* 17.4 99.2 (81.8) (82%) Net Income/share – Common (0.35) 0.39 (0.74) (190%) FFO/share - Common, as adj.* 0.18 1.26 (1.08) (86%) AFFO/share - Common* 0.23 1.25 (1.02) (82%) (1) The operating results for the three months ended December 31, 2020, include $2.4 million of straight-line and other receivable write- offs, or $0.03 per share, related primarily to customers moved to a cash basis of accounting for revenue recognition purposes at the end of the fourth quarter. These write-offs are reflected in all metrics in these columns except that AFFO – Common and AFFO/share - Common for the three months ended December 31, 2020 excludes the impact of the straight-line portion of these write-offs of $1.0 million. (2) The operating results of the Company's public charter school portfolio for the three months ended December 31, 2019, include $1.2 million in termination fees, and are included in all metrics in this column except for total revenue from continuing operations. The remaining public charter school portfolio was sold during the fourth quarter of 2019.

1 1* See Supplemental Operating and Financial Data for the applicable periods for definitions and calculations of these non-GAAP measures. FINANCIAL HIGHLIGHTS For the quarter ended December 31, 2020 $ Per Share FFOAA* before placing two theatre tenants on cash basis $15.5 $0.21 Impact of cash basis entries: Rental revenue write-off (1.4) (0.02) Straight-line rent receivable write-off (1.0) (0.01) Total impact of write-offs (2.4) (0.03) FFOAA* after cash basis entries (as reported) $13.1 $0.18 Other items impacting Q4 excluded from FFOAA: Gain on sale of real estate $49.9 Insurance recovery .8 Impairment charges related to four theatre properties (22.8) Credit loss expense primarily related to one borrower (20.3) Severance expense (2.9) (In millions except per-share data)

1 2* See investor supplementals for the applicable periods for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance* Year ended December 31, 2020(1) 2019(2) $ Change % Change Total Revenue (Continuing Ops) $414.7 $652.0 ($237.3) (36%) Net (Loss) Income – Common (155.9) 178.1 (334.0) (188%) FFO as adj. – Common* 108.7 423.2 (314.5) (74%) AFFO – Common* 143.4 422.7 (279.3) (66%) Net Income/share – Common (2.05) 2.32 (4.37) (188%) FFO/share - Common, as adj.* 1.43 5.44 (4.01) (74%) AFFO/share - Common* 1.89 5.44 (3.55) (65%) (1) The operating results for the year ended December 31, 2020, include $65.1 million of straight-line and other receivable write-offs, or $0.86 per share, related primarily to customers moved to a cash basis of accounting for revenue recognition purposes during the year ended December 31, 2020. These write-offs are reflected in all metrics in these columns except that AFFO – Common and AFFO/share - Common for the year ended December 31, 2020 excludes the impact of the straight-line portion of these write-offs of $38.0 million. (2) The operating results of the Company's public charter school portfolio for the year ended December 31, 2019, including $24.1 million in termination fees, are included in all metrics in this column except for total revenue from continuing operations. The remaining public charter school portfolio was sold during the fourth quarter of 2019. (In millions except per-share data)

1 3 DEFERRAL INFORMATION n/a (3) (1) Represents pre-COVID contractual cash revenue which includes cash rent (including tenant reimbursements) and interest plus pre-COVID percentage rent, both of which have been annualized. (2) Includes leases for tenants accounted for on a cash basis and/or leases for tenants that have been or are expected to be restructured. This category includes AMC and Regal. Annualized Revenue1 No Payment Deferral $ 88 14% Sold Properties 25 4% Payments Deferred and Recognized as Revenue During Deferral Period 231 37% Payments Deferred But Not Recognized as Revenue During Deferral Period 30 5% Cash Basis/Lease Restructurings2 233 37% New Vacancies 17 3% Total $ 624 100% Classification of Customers and Deferral Information ($ in millions)

1 4 Net Debt to Gross Assets was 40% at 12/31/20 • $3.7B total debt; $3.1B fixed rate or fixed through int. rate swaps at wtd. avg. = 4.6% • Weighted average debt maturity ~5 years; No scheduled debt maturities until revolver matures in 2022 • During Q4, further amended Bank Credit Facilities and Private Placement Notes to extend certain covenant waivers through December 2021 Liquidity Position • ~$1.0B unrestricted cash on hand at 12/31/20 • Positive operating cash flow in Q4; operating cash flow expected to increase substantially in 2021 • $590M drawn on $1B revolver; after 12/31/20 additional $500M paid down, balance now $90M • Paid down private placement notes by $23.8M after 12/31/20; balance now $316.2M CAPITAL MARKETS UPDATE

1 5 FINANCIAL HIGHLIGHTS Q1 2021 Annualized Pre-COVID Contractual Cash Revenue with % rents $ 156 $ 624 Pre-COVID percentage rents (4) (15) Pre-COVID Contractual Cash Revenue 152 609 Permanent rent cuts (5) (24) Net dispositions (sales less new investments) (6) (19) New vacancies (4) (17) Temporary change in rents (3) (10) Rent bumps/other, net 2 6 Contractual Cash Revenue1 $ 136 $ 545 Reconciliation of Pre-COVID Contractual Cash Revenue to Contractual Cash Revenue ($ in millions) (1) Amount represents contractual cash revenue consisting of cash rent (which includes tenants reimbursements) and interest. Contractual cash revenue is an operational measure and is before the impact of any temporary abatements or deferrals and excludes percentage rent (rent over base amounts), non-cash revenue and TRS revenue.

1 6 EXPECTED REVENUE RECOGNITION AND COLLECTIONS Q1 2021 Range in $ % of Contractual Cash Revenue1 Revenue recognition $98M - $105M 72% - 77% Collections $87M - $93M 64% - 68% (1) Contractual cash revenue consists of cash rent (including tenant reimbursements) and interest. Contractual cash revenue is an operational measure and is before the impact of any temporary abatements or deferrals and excludes percentage rent (rent over base amounts), non-cash revenue and TRS revenue.

CLOSING COMMENTS 1 7

EPR Properties 909 Walnut Street, Suite 200 Kansas City, MO 64106 www.eprkc.com 816-472-1700 info@eprkc.com